UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 9, 2026

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of Registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of	(Commission file number)	(I.R.S. Employer Identification
Incorporation)		Number)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 9, 2026, Abbott Laboratories (“Abbott”) completed the public offering and issuance of $20,000,000,000 aggregate principal amount of senior notes, consisting of $1,000,000,000 aggregate principal amount of its Floating Rate Notes due 2029 (the “Floating Rate Notes”), $2,250,000,000 aggregate principal amount of its 3.700% Notes due 2029 (the “2029 Notes”), $2,500,000,000 aggregate principal amount of its 4.000% Notes due 2031 (the “2031 Notes”), $2,750,000,000 aggregate principal amount of its 4.300% Notes due 2033 (the “2033 Notes”), $3,750,000,000 aggregate principal amount of its 4.650% Notes due 2036 (the “2036 Notes”), $2,000,000,000 aggregate principal amount of its 4.750% Notes due 2038 (the “2038 Notes”), $3,750,000,000 aggregate principal amount of its 5.500% Notes due 2056 (the “2056 Notes”) and $2,000,000,000 aggregate principal amount of its 5.600% Notes due 2066 (the “2066 Notes” and, together with the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes and the 2056 Notes, the “Notes”).

The Notes were sold pursuant to a pricing agreement, dated February 23, 2026 (the “Pricing Agreement”), by and among Abbott, Morgan Stanley & Co. LLC, Barclays Capital Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC, for themselves and as representatives of the several other underwriters named therein. Each series of Notes were issued pursuant to the Prospectus Supplement, dated February 23, 2026, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2026 (the “Prospectus Supplement”), and the Prospectus, dated February 23, 2026, filed as part of the shelf registration statement (File No. 333-293636) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on February 23, 2026.

Abbott intends to use the net proceeds from the Notes offering, together with cash on hand and/or additional borrowings (which may include, among other things, issuances of commercial paper), to fund the consideration for the acquisition of Exact Sciences Corporation (“Exact Sciences”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 19, 2025, by and among Abbott, Exact Sciences and Badger Merger Sub I, Inc. (such transaction, the “Exact Sciences Acquisition”), to repay certain indebtedness of Exact Sciences, to pay related fees and expenses, and for general corporate purposes, which may include, without limitation, the repayment of indebtedness. In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) business days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) Abbott notifies the trustee in writing that Abbott will not pursue the consummation of the Exact Sciences Acquisition, Abbott will be required to redeem the Notes then outstanding at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date.

Please refer to the Prospectus Supplement for additional information regarding the Notes offering and the terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Indenture filed as Exhibit 4.1 hereto and (ii) the Officers’ Certificate filed as Exhibit 4.2 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of March 10, 2015, between Abbott Laboratories and U.S. Bank National Association (including form of security) (previously filed as an exhibit to Abbott’s Current Report on Form 8-K, filed with the SEC on March 10, 2015)
4.2	Officers’ Certificate Pursuant to Sections 3.1 and 3.3 of the Indenture with respect to the Floating Rate Notes due 2029, the 3.700% Notes due 2029, the 4.000% Notes due 2031, the 4.300% Notes due 2033, the 4.650% Notes due 2036, the 4.750% Notes due 2038, the 5.500% Notes due 2056 and the 5.600% Notes due 2066
4.3	Form of Floating Rate Notes due 2029 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.4	Form of 3.700% Notes due 2029 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.5	Form of 4.000% Notes due 2031 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.6	Form of 4.300% Notes due 2033 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.7	Form of 4.650% Notes due 2036 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.8	Form of 4.750% Notes due 2038 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.9	Form of 5.500% Notes due 2056 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.10	Form of 5.600% Notes due 2066 (included in Exhibit 4.2 of this Current Report on Form 8-K)
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

Forward-Looking Statements

This communication contains forward-looking statements about, among other things, the proposed acquisition of Exact Sciences by Abbott, the expected closing date of the offering of the Notes and the use of proceeds therefrom. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Abbott cautions that these forward-looking statements are subject to risks and uncertainties, including the risks related to the proposed acquisition of Exact Sciences, that may cause actual results to differ materially from those indicated in the forward-looking statements.

You should carefully consider the foregoing and the other risks and uncertainties that affect the business of Abbott described in the “Risk Factors” section in each of the Prospectus Supplement, Abbott’s Annual Report on Form 10-K for the year ended December 31, 2025, and Abbott’s other reports filed with the SEC. Free copies of these documents may be obtained from the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abbott undertakes no obligation, and does not intend, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: March 9, 2026	By:	/s/ Philip P. Boudreau
Philip P. Boudreau
Executive Vice President, Finance and Chief Financial Officer